Exhibit 99.2
CORENERGY INFRASTRUCTURE TRUST, INC.
UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

Background

Presented below are CorEnergy Infrastructure Trust, Inc.’s (“CorEnergy,” “we,” “us,” “our,” and “the Company”) unaudited pro forma consolidated balance sheet as of September 30, 2023 and the pro forma consolidated statement of operations for the year ended December 31, 2022 and for the nine months ended September 30, 2023 (together with the notes to the unaudited pro forma consolidated financial statements the “pro forma financial statements”), which have been prepared in accordance with Article 11 of Regulation S-X.

On May 24, 2023, CorEnergy Infrastructure Trust, Inc. (“Seller”), entered into a Membership Interest Purchase Agreement (“Purchase Agreement”) with Spire Midstream Services, LLC (“Purchaser"). Upon the terms and subject to conditions set forth in the Purchase Agreement, the Seller agreed to sell the MoGas pipeline, Omega pipeline, and related businesses to the Purchaser for a cash purchase price of $177.6 million (“Transaction”), which includes certain closing adjustments. The Transaction contemplated by the Purchase Agreement is referred to herein as the (“Divestiture”). The Company plans to use $108.4 million of the net proceeds to repay and retire the Crimson Credit Facility, which is required per terms of the Crimson Credit Facility agreement.

The Divestiture is considered a disposition of a significant business under Rule 1-02(w) of Regulation S-X. As a result, the Company prepared the accompanying unaudited pro forma consolidated financial statements included herein and based on historical financial information of the Company. The Divestiture does not meet the criteria requiring discontinued operations presentation in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) because it does not represent a strategic shift that will have major effect on the Company’s operations or financial results.

The accompanying unaudited pro forma consolidated financial statements do not include all of the information and note disclosures required by U.S. GAAP. The accompanying unaudited pro forma consolidated balance sheet gives effect to the Divestiture as if it had occurred on September 30, 2023, the end of the most recent period for which a balance sheet is required. The accompanying unaudited pro forma consolidated statement of operations for year ended December 31, 2022 and the nine months ended September 30, 2023 gives effect to the Divestiture as if it had occurred on January 1, 2022.

The accompanying unaudited pro forma consolidated financial statements include pro forma adjustments that are directly attributable to the Divestiture and are factually supportable. Pro forma adjustments are presented for informational purposes only and are described in the accompanying notes based on information and assumptions currently available at the time of the filing of the Current Report on Form 8-K to which the unaudited pro forma consolidated financial statements are included as an exhibit (the “8-K”), which are subject to change. The unaudited pro forma consolidated financial statements are not necessarily indicative of what the Company’s results of operations or financial condition would have been had the Divestiture been completed on the dates indicated above. In addition, it is not necessarily indicative of the Company’s future results of operations or financial condition and does not reflect all actions that have been or may be taken by the Company following the Divestiture, including the Company’s pending application for rate relief in California. There can be no assurances as to the ultimate outcome of these pending tariff rate cases.

The accompanying unaudited pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 10-K”) and with the unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form-10Q for the three and nine months ended September 30, 2023.

Exhibit 99.2
CORENERGY INFRASTRUCTURE TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2023
UNAUDITED

	CorEnergy	Historical Company Adjustments		Pro Forma Transaction Adjustments		CorEnergy Pro Forma
Assets
Property and equipment, net of accumulated depreciation	$342,291,489	$—		$—		$342,291,489
Financing notes and related accrued interest receivable, net of reserve	659,432	—		—		659,432
Cash and cash equivalents	3,048,354	—		73,891,295	(a)	76,939,649
Accounts and other receivables	11,961,369	—		—		11,961,369
Due from affiliated companies	6,250	—		—		6,250
Deferred costs, net of accumulated amortization	177,376	—		(177,376)	(a)	—
Inventory	1,938,569	—		—		1,938,569
Prepaid expenses and other assets	6,374,432	—		—		6,374,432
Operating right-of-use assets	6,010,439	—		—		6,010,439
Deferred tax asset, net	148,742	—		—		148,742
Assets held for sale	110,306,421	(110,306,421)	(b)	—		—
Total Assets	$482,922,873	$(110,306,421)		$73,713,919		$446,330,371
Liabilities and Equity
Secured credit facilities, net of deferred financing costs	$103,716,035	$—		$(103,716,035)	(a)	$—
Unsecured convertible senior notes, net of discount and debt issuance costs	116,816,803	—		—		116,816,803
Accounts payable and other accrued liabilities	19,276,291	—		2,376,542	(c)	21,652,833
Income tax payable	10,965	—		3,664,000	(d)	3,674,965
Due to affiliated companies	137,525	—		—		137,525
Operating lease liability	6,200,354	—		—		6,200,354
Unearned revenue	498,721	—		—		498,721
Liabilities held for sale	7,160,793	(7,160,793)	(b)	—		—
Total Liabilities	$253,817,487	$(7,160,793)		$(97,675,493)		$148,981,201

Exhibit 99.2

Equity	CorEnergy	Historical Company Adjustments	Pro Forma Transaction Adjustments		CorEnergy Pro Forma
Series A Cumulative Redeemable Preferred Stock 7.375%, $136,690,065 liquidation preference at September 30, 2023 ($2,500 per share, $0.001 par value); 69,367,000 authorized; 51,810 issued and outstanding at September 30, 2023	$129,525,675	$—	$—		$129,525,675
Common stock, non-convertible, $0.001 par value; 15,353,833 shares issued and outstanding at September 30, 2023 (100,000,000 shares authorized)	15,354	—	—		15,354
Class B Common Stock, $0.001 par value; 683,761 shares issued and outstanding at September 30, 2023 (11,896,100 shares authorized)	684	—	—		684
Additional paid-in capital	327,183,361	—	—		327,183,361
Retained deficit	(346,940,752)	—	68,243,784	(e)	(278,696,968)
Total CorEnergy Equity	109,784,322	—	68,243,784		178,028,106
Non-controlling interest	119,321,064	—	—		119,321,064
Total Equity	229,105,386	—	68,243,784		297,349,170
Total Liabilities and Equity	$482,922,873	$(7,160,793)	$(29,431,709)		$446,330,371

Exhibit 99.2
CORENERGY INFRASTRUCTURE TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022
UNAUDITED

	CorEnergy	Historical Company Adjustments		Pro Forma Transaction Adjustments		CorEnergy Pro Forma
Revenue
Transportation and distribution	$122,008,768	$(21,657,143)	(a)	$—		$100,351,625
Pipeline loss allowance subsequent sales	10,753,732	—		—		10,753,732
Lease	210,800	(113,200)	(a)	—		97,600
Other	674,307	—		—		674,307
Total Revenue	133,647,607	(21,770,343)		—		111,877,264
Expenses
Transportation and distribution	63,825,083	(5,582,380)	(a)	—		58,242,703
Pipeline loss allowance subsequent sales cost of revenue	9,370,802	—		—		9,370,802
General and administrative	22,367,912	—		4,077,073	(b)	26,444,985
Depreciation and amortization	16,076,326	(3,559,899)	(a)	—		12,516,427
Loss on impairment of goodwill	16,210,020	(1,718,868)	(a)	—		14,491,152
Total Expenses	127,850,143	(10,861,147)		4,077,073		121,066,069
Operating Income (Loss)	$5,797,464	$(10,909,196)		$(4,077,073)		$(9,188,805)
Other Income (Expense)
Other income	$283,217	$(17,000)	(a)	$—		$266,217
Interest expense	(13,928,439)	78,564	(a)	7,305,196	(c)	(6,544,679)
Total Other Income (Expense)	(13,645,222)	61,564		7,305,196		(6,278,462)
Loss before income taxes	(7,847,758)	(10,847,632)		3,228,123		(15,467,267)
Taxes
Current tax expense	173,327	—		3,664,000	(d)	3,837,327
Deferred tax expense (benefit)	1,498,584	(1,393,336)	(a)	—		105,248
Income tax expense, net	1,671,911	(1,393,336)		3,664,000		3,942,575
Net Loss	$(9,519,669)	$(9,454,296)		$(435,877)		$(19,409,842)
Less: Net Income attributable to non-controlling interest	3,236,848	—		—		3,236,848
Net Loss attributable to CorEnergy Infrastructure Trust, Inc.	$(12,756,517)	$(9,454,296)		$(435,877)		$(22,646,690)
Preferred dividend requirements	9,552,519					9,552,519
Net Loss attributable to Common Stockholders	$(22,309,036)	$(9,454,296)		$(435,877)		$(32,199,209)

Common Stock
Basic weighted average shares outstanding	15,050,266	—		—		15,050,266
Basic net loss per share	$(1.41)	$—		$(0.63)	(e)	$(2.04)

Diluted weighted average shares outstanding	15,515,223	—		—		15,515,223
Diluted net loss per share	$(1.44)	$—		$(0.64)	(e)	$(2.08)

Class B Common Stock
Basic and diluted weighted average shares outstanding	683,761	—		—		683,761
Basic and diluted net loss per share	$(1.61)	$—		$(0.63)	(e)	$(2.24)

Exhibit 99.2
CORENERGY INFRASTRUCTURE TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023
UNAUDITED

	CorEnergy	Historical Company Adjustments		Pro Forma Transaction Adjustments		CorEnergy Pro Forma
Revenue
Transportation and distribution	$86,642,286	$(16,309,803)	(a)	$—		$70,332,483
Pipeline loss allowance subsequent sales	11,087,109	—		—		11,087,109
Lease and other revenue	311,444	(62,625)	(a)	—		248,819
Total Revenue	98,040,839	(16,372,428)		—		81,668,411
Expenses
Transportation and distribution	54,189,582	(4,930,221)	(a)	—		49,259,361
Pipeline loss allowance subsequent sales cost of revenue	10,857,454	—		—		10,857,454
General and administrative	20,820,858	—		—		20,820,858
Depreciation and amortization	10,620,391	(806,454)	(a)	—		9,813,937
Total Expenses	96,488,285	(5,736,675)		—		90,751,610
Operating Income	$1,552,554	$(10,635,753)		$—		$(9,083,199)
Other Income (expense)
Other income	$325,905	$—		$—		$325,905
Interest expense	(13,330,232)	49,144	(a)	7,763,605	(b)	$(5,517,483)
Total Other Income (Expense)	(13,004,327)	49,144		7,763,605		(5,191,578)
Income (Loss) before income taxes	(11,451,773)	(10,586,609)		7,763,605		(14,274,777)
Taxes
Current tax expense	12,137	—				12,137
Deferred tax expense (benefit)	(785,891)	743,170	(a)	—		(42,721)
Income tax expense (benefit), net	(773,754)	743,170		—		(30,584)
Net Income (Loss)	(10,678,019)	(11,329,779)		7,763,605		(14,244,193)
Less: Net income attributable to non-controlling interest	2,427,636	—		—		2,427,636
Net Income (Loss) attributable to CorEnergy Infrastructure Trust, Inc.	$(13,105,655)	$(11,329,779)		$7,763,605		$(16,671,829)
Preferred dividend requirements	7,164,390	—		—		7,164,390
Net Income (Loss) attributable to Common Stockholders	$(20,270,045)	$(11,329,779)		$7,763,605		$(23,836,219)

Common Stock
Weighted average shares outstanding - basic	15,325,852	—		—		15,325,852
Basic net earnings (loss) per share	$(1.27)	$—		$(0.22)	(c)	$(1.49)

Weighted average shares outstanding - diluted	15,790,809	—		—		15,790,809
Diluted net earnings (loss) per share	$(1.28)	$—		$(0.19)	(c)	$(1.47)

Class B Common Stock
Weighted average shares outstanding - basic and diluted	683,761	—		—		683,761
Basic and diluted net earnings (loss) per share	$(1.27)	$—		$(0.22)	(c)	$(1.49)

Exhibit 99.2
Notes to Unaudited Pro Forma Consolidated Financial Information

Basis of Presentation

The unaudited pro forma consolidated financial statements are based on the Company’s historical consolidated financial statements as adjusted to give effect to the transaction accounting adjustments in accordance with GAAP to reflect the Divestiture.

The Divestiture does not meet the criteria requiring discontinued operations presentation in accordance with U.S. GAAP because it does not represent a strategic shift that will have major effect on the Company’s operations or financial results. The Divestiture is considered a disposition of a significant business and as a result, the Company prepared the unaudited pro forma consolidated financial statements included herein, which were prepared in accordance with Article 11 of Regulation S-X and are based on historical financial statements of the Company. The historical consolidated financial statements have been adjusted in the accompanying unaudited pro forma consolidated financial statements to give effect to pro forma events that are directly attributable to the Divestiture. Certain information and disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted from this report, as is permitted by such rules and regulations.

The accompanying unaudited pro forma consolidated financial statements include pro forma adjustments that are directly attributable to the Divestiture and are factually supportable. Pro forma adjustments are presented for informational purposes only and are described in the accompanying notes based on information and assumptions currently available at the time of the filing of the Current Report on Form 8-K with which unaudited pro forma consolidated financial statements are included as an exhibit, which are subject to change. The unaudited pro forma consolidated financial statements are not necessarily indicative of what the Company’s results of operations or financial condition would have been had the Divestiture been completed on the dates indicated below. In addition, it is not necessarily indicative of the Company’s future results of operations or financial condition and does not reflect all actions that have been or may be taken by the Company following the Divestiture.

The accompanying unaudited pro forma consolidated financial statements are based on the consolidated financial statements and accompanying notes included in the 2022 10-K and the 10-Q for the three and nine months ended September 30, 2023. The unaudited pro forma consolidated balance sheet as of September 30, 2023 gives effect to the Divestiture as if it had occurred on September 30, 2023. The unaudited pro forma consolidated statement of operations for year ended December 31, 2022 and for the nine months ended September 30, 2023 gives effect to the Divestiture as if it had occurred on January 1, 2022.

Adjustments to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2023

(a) Adjustment reflects the proceeds received of $177.6 million (including working capital), net of the repayment of $108.4 million to the Company’s Crimson Credit Facility. The proceeds are subject to post-closing adjustments and any required distributions for tax purposes.

(b) Adjustment reflects the removal of the historical Company assets and liabilities associated with the Divestiture.

(c) Adjustment reflects the recognition of previously unrecognized transaction costs associated with the Divestiture and the payment of the liability associated with accrued interest on the Crimson Credit Facility.

(d) Adjustment reflects the estimated tax liability associated with the Divestiture of $3.7 million which is calculated using statutory tax rates.

(e) Adjustment reflects the removal of the historical Company assets and liabilities associated with the Divestiture and other pro forma adjustments. The following is a summarization of the application of net proceeds and estimated gain on sale:

Exhibit 99.2

Estimated net cash proceeds (including working capital)	$177,607,330
Historical Company assets	(110,306,421)
Historical Company liabilities	7,160,793
Income tax payable	(3,664,000)
Accrued interest	1,700,531
Deferred costs, net of accumulated amortization	(177,376)
Transaction costs and fees	(4,077,073)
Estimated gain on divestiture	$68,243,784

Adjustments to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2022

(a) Adjustment reflects the removal of the historical revenues and expenses of the Company’s operations associated with the Divestiture from the Company’s consolidated operations.

(b) Adjustment reflects the recognition of previously unrecognized transaction costs associated with the Divestiture.

(c) Adjustment reflects the estimated decrease to interest expense from the required repayment of the Company’s Crimson Credit Facility.

(d) Adjustment reflects the estimated tax liability associated with the Divestiture of $3.7 million which is calculated using statutory tax rates.

(e) Adjustment reflects the impact to the earnings per share calculation from the historical Company and pro forma adjustments.

Adjustments to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2023

(a) Adjustment reflects the removal of the historical revenues and expenses of the Company’s operations associated with the Divestiture from the Company’s consolidated operations.

(b) Adjustment reflects the estimated decrease to interest expense from the required repayment of the Company’s Crimson Credit Facility.

(c) Adjustment reflects the impact to the earnings per share calculation from the historical Company and pro forma adjustments.

Exhibit 99.2
NON-GAAP FINANCIAL MEASURES
We use certain financial measures in this Report that are not recognized under GAAP. The non-GAAP financial measures used in this Report include Adjusted Net Income (Loss), Cash Available for Distribution (“CAD”), and Adjusted EBITDA. These supplemental measures are used by our management team and are presented herein because we believe they help investors understand our business, performance and ability to earn and distribute cash to our stockholders, provide for debt repayments, provide for future capital expenditures and provide for repurchases or redemptions of our preferred stock. The following non-GAAP financial measures for the year ended December 31, 2022, and the for the nine months ended September 30, 2023 gives effect to the Divestiture as if it had occurred on January 1, 2022.
We offer these measures to assist the users of our financial statements in assessing our operating performance under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income (loss) or indicators of any other performance measure determined in accordance with GAAP. Our method of calculating these measures may be different from methods used by other companies and, accordingly, may not be comparable to similar measures as calculated by other companies. Investors should not rely on these measures as a substitute for any GAAP measure, including net income (loss), and cash flows from operating activities or revenues. Management compensates for the limitations of Adjusted Net Income (Loss), CAD, and Adjusted EBITDA as analytical tools by reviewing the comparable GAAP measures, understanding the differences between non-GAAP measures compared to (as applicable) operating income, net income (loss) and net cash provided by operating activities, and incorporating this knowledge into its decision-making processes. We believe that investors benefit from having access to the same financial measures that our management considers in evaluating our operating results.
Adjusted Net Loss and Cash Available for Distribution (“CAD”)
We believe Adjusted Net Income (Loss) is an important performance measure of our profitability as compared to other midstream infrastructure owners and operators. Our presentation of Adjusted Net Income (Loss) for the current year periods represents net loss adjusted for gain on sale of equipment, transaction-related costs and restructuring costs. During the comparable periods of the prior year, our presentation of Adjusted Net Income (Loss) included adjustments for gain on sale of equipment, transaction-related costs, restructuring costs, and loss on impairment of goodwill. Adjusted Net Income (Loss) presented by other companies may not be comparable to our presentation, since each company may define these terms differently.
Management considers CAD an important metric for assessing capital discipline, cost efficiency and balance sheet strength. Although CAD is the metric used to assess our ability to make distributions, this measure should not be viewed as indicative of the actual amount of cash available for distributions or planned for distributions for a given period. Instead, CAD should be considered indicative of the amount of cash available for distributions after mandatory debt repayments and other general corporate purposes. Our presentation of CAD represents Adjusted Net Income (Loss) adjusted for depreciation and amortization, amortization of debt issuance costs, stock-based compensation, and deferred tax expense (benefit) less transaction-related costs, restructuring costs, maintenance capital expenditures, preferred dividend requirements and mandatory debt amortization.
Adjusted Net Income (Loss) and CAD should not be considered measures of liquidity and should not be considered alternatives to operating income, net income (loss), cash flows from operations or other indicators of performance determined in accordance with GAAP. The following tables present a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted Net Income (Loss) and CAD:

Exhibit 99.2
CORENERGY INFRASTRUCTURE TRUST, INC.
PRO FORMA ADJUSTED NET INCOME AND
CASH AVAILABLE FOR DISTRIBUTION
FOR THE YEAR ENDED DECEMBER 31, 2022
UNAUDITED

		Historical		Pro Forma
		Company		Transaction		CorEnergy
	CorEnergy	Adjustments		Adjustments		Pro Forma
Net Loss	$(9,519,669)	$(9,454,296)	(a)	$(435,878)	(b)	$(19,409,843)
Add:
Loss on impairment of goodwill	16,210,020	(1,718,868)	(a)	—		14,491,152
Transaction costs	1,422,377	—		—		1,422,377
Less:
Gain on the sale of equipment	39,678	(17,000)	(a)	—		22,678
Adjusted Net Income (Loss), excluding special items	$8,073,050	$(11,156,164)		$(435,878)		$(3,518,992)
Add:
Depreciation and amortization	16,076,326	(3,559,899)	(a)	—		12,516,427
Amortization of debt issuance costs	1,648,242	—		(1,648,242)	(c)	—
Stock-based compensation	612,117	(33,786)	(a)	—		578,331
Deferred tax expense (benefit)	1,498,584	(1,393,336)	(a)	—		105,248
Less:
Transaction costs	1,422,377	—		—		1,422,377
Maintenance capital expenditures	7,283,476	—		—		7,283,476
Preferred dividend requirements - Series A	9,552,519	—		—		9,552,519
Preferred dividend requirements - Non-controlling interest	3,236,848	—		—		3,236,848
Mandatory debt amortization	8,000,000	—		(8,000,000)	(d)	—
Cash Available for Distribution (CAD)	$(1,586,901)	$(16,143,185)		$5,915,880		$(11,814,206)

The following table reconciles net cash provided by operating activities, as reported in the Consolidated Statements of Cash Flow to CAD:

		Historical		Pro Forma
		Company		Transaction		CorEnergy
	CorEnergy	Adjustments		Adjustments		Pro Forma
Net cash provided by operating activities	$29,879,708	$(13,226,028)	(e)	$—		$16,653,680
Changes in working capital	(3,393,766)	(4,905,281)	(e)	—		(8,299,047)
Maintenance capital expenditures	(7,283,476)	—		—		(7,283,476)
Preferred dividend requirements	(9,552,519)	—		—		(9,552,519)
Preferred dividend requirements - non-controlling interest	(3,236,848)	—		—		(3,236,848)
Mandatory debt amortization included in financing activities	(8,000,000)	—		8,000,000	(d)	—
Cash Available for Distribution (CAD)	$(1,586,901)	$(18,131,309)		$8,000,000		$(11,718,210)

Exhibit 99.2
CORENERGY INFRASTRUCTURE TRUST, INC.
PRO FORMA ADJUSTED NET INCOME AND
CASH AVAILABLE FOR DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023
UNAUDITED

		Historical		Pro Forma
		Company		Transaction		CorEnergy
	CorEnergy	Adjustments		Adjustment		Pro Forma
Net Income (Loss)	$(10,678,019)	$(11,329,779)	(a)	$7,763,605	(b)	$(14,244,193)
Add:
Transaction costs	3,348,552	—		—		3,348,552
Restructuring costs	2,007,777	—		—		2,007,777
Less:
Gain on the sale of equipment	1,074	—		—		1,074
Adjusted Net Income (Loss), excluding special items	$(5,322,764)	$(11,329,779)		$7,763,605		$(8,888,938)
Add:
Depreciation and amortization	10,620,391	(806,454)	(a)	—		9,813,937
Amortization of debt issuance costs	1,113,207	—		(1,113,207)	(c)	—
Stock-based compensation	203,213	(35,916)	(a)	—		167,297
Deferred tax expense (benefit)	(785,891)	743,170	(a)	—		(42,721)
Less:
Transaction costs	3,348,552	—		—		3,348,552
Restructuring costs	2,007,777	—		—		2,007,777
Maintenance capital expenditures	8,557,183	—		—		8,557,183
Preferred dividend requirements - Series A	7,164,390	—		—		7,164,390
Preferred dividend requirements - Non-controlling interest	2,427,636	—		—		2,427,636
Mandatory debt amortization	7,000,000	—		(7,000,000)	(d)	—
Cash Available for Distribution (CAD)	$(24,677,382)	$(11,428,979)		$13,650,398		$(22,455,963)

The following tables reconcile net cash provided by operating activities, as reported in the Consolidated Statements of Cash Flow to CAD:

		Historical		Pro Forma
		Company		Transaction		CorEnergy
	CorEnergy	Adjustments		Adjustments		Pro Forma
Net cash provided by operating activities	$5,830,012	$2,077,721	(e)	$—		$7,907,733
Changes in working capital	(5,358,185)	(6,856,302)	(e)	—		(12,214,487)
Maintenance capital expenditures	(8,557,183)	—		—		(8,557,183)
Preferred dividend requirements	(7,164,390)	—		—		(7,164,390)
Preferred dividend requirements - non-controlling interest	(2,427,636)	—		—		(2,427,636)
Mandatory debt amortization included in financing activities	(7,000,000)	—		7,000,000	(d)	—
Cash Available for Distribution (CAD)	$(24,677,382)	$(4,778,581)		$7,000,000		$(22,455,963)

Exhibit 99.2
Adjustments to Unaudited Pro Forma Adjusted Net Income and Cash Available for Distribution for the Year Ended December 31, 2022
(a) Adjustment reflects the removal of revenues and expenses and the related net loss from the Company’s operations associated with the Divestiture from the Company’s consolidated operations.
(b) Adjustment reflects the estimated increase to net loss associated with previously unrecognized transaction costs which were partially offset by the decrease in interest expense from the required repayment of the Company’s Crimson Credit Facility.
(c) Adjustment reflects the removal of debt issuance costs related to the required repayment of the Company’s Crimson Credit Facility.
(d) Adjustment reflects the removal of the mandatory debt amortization related related to the required repayment of the Company’s Crimson Credit Facility.
(e) Adjustment reflects the estimated cash provided by and changes in working capital associated with the Divestiture from the Company’s consolidated operations.

Adjustments to Unaudited Pro Forma Adjusted Net Income and Cash Available for Distribution for the Nine Months Ended September 30, 2023
(a) Adjustment reflects the removal of revenues and expenses and the related net loss from the Company’s operations associated with the Divestiture from the Company’s consolidated operations.
(b) Adjustment reflects the estimated decrease to interest expense from the required repayment of the Company’s Crimson Credit Facility.
(c) Adjustment reflects the removal of debt issuance costs related to the required repayment of the Company’s Crimson Credit Facility.
(d) Adjustment reflects the removal of the mandatory debt amortization related related to the required repayment of the Company’s Crimson Credit Facility.
(e) Adjustment reflects the estimated cash provided by and changes in working capital associated with the Divestiture from the Company’s consolidated operations.

Exhibit 99.2
Adjusted EBITDA
We believe the presentation of Adjusted EBITDA provides information useful to investors in assessing our financial condition and results of operations and that Adjusted EBITDA is a widely accepted financial indicator of a company's ability to incur and service debt, fund capital expenditures, and make dividends and distributions. Adjusted EBITDA is a supplemental financial measure that, along with other measures, can be used by management and external users of our consolidated financial statements, such as industry analysts, investors, and commercial banks, to assess the following:
•our operating performance as compared to other midstream infrastructure owners and operators, without regard to financing methods, capital structure, or historical cost basis;
•the ability of our assets to generate cash flow to make distributions; and
•the viability of acquisitions and capital expenditures and the returns on investment of various investment opportunities.
Our presentation of Adjusted EBITDA for the current-year periods represents net loss adjusted for items such as gain on the sale of equipment, transaction costs, restructuring costs, depreciation and amortization, stock-based compensation, income tax benefit and interest expense. Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Adjusted EBITDA should not be considered as a measure of liquidity and should not be considered as an alternative to operating income, net income or other indicators of performance determined in accordance with GAAP. The following tables present a reconciliation of Net Loss, as reported in the Consolidated Statements of Operations, to Adjusted EBITDA:

CORENERGY INFRASTRUCTURE TRUST, INC.
PRO FORMA ADJUSTED EBITDA
FOR THE YEAR ENDED DECEMBER 31, 2022
UNAUDITED

		Historical		Pro Forma
		Company		Transaction		CorEnergy
	CorEnergy	Adjustments		Adjustments		Pro Forma
Net Loss	$(9,519,669)	$(9,454,296)	(a)	$(435,878)	(b)	$(19,409,843)
Add:
Loss on impairment of goodwill	16,210,020	(1,718,868)	(a)	—		14,491,152
Transaction costs	1,422,377	—		—		1,422,377
Depreciation and amortization	16,076,326	(3,559,899)	(a)	—		12,516,427
Stock-based compensation	612,117	(33,786)	(a)	—		578,331
Income tax expense (benefit), net	1,671,911	2,306,664	(a)	—		3,978,575
Interest expense, net	13,928,439	(78,564)	(a)	(7,305,196)	(c)	6,544,679
Less:
Gain on the sale of equipment	39,678	(17,000)	(a)	—		22,678
Adjusted EBITDA	$40,361,843	$(12,521,749)		$(7,741,074)		$20,099,020

Exhibit 99.2
CORENERGY INFRASTRUCTURE TRUST, INC.
PRO FORMA ADJUSTED EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023
UNAUDITED

		Historical		Pro Forma
		Company		Transaction		CorEnergy
	CorEnergy	Adjustments		Adjustments		Pro Forma
Net Income	$(10,678,019)	$(11,329,779)	(a)	$7,763,605	(b)	$(14,244,193)
Add:
Transaction costs	3,348,552	—		—		3,348,552
Restructuring costs	2,007,777	—		—		2,007,777
Depreciation and amortization	10,620,391	(806,454)	(a)	—		9,813,937
Stock-based compensation	203,213	(35,916)	(a)	—		167,297
Income tax expense (benefit), net	(773,754)	743,170	(a)	—		(30,584)
Interest expense, net	13,330,232	(49,144)	(a)	(7,763,605)	(b)	5,517,483
Less:
Gain on the sale of equipment	1,074	—		—		1,074
Adjusted EBITDA	$18,057,318	$(11,478,123)		$—		$6,579,195

Adjustments to Unaudited Pro Forma Adjusted EBITDA for the Year Ended December 31, 2022
(a) Adjustment reflects the removal of revenues and expenses and the related net loss from the Company’s operations associated with the Divestiture from the Company’s consolidated operations.
(b) Adjustment reflects the estimated increase to net loss associated with previously unrecognized transaction costs which were partially offset by the decrease in interest expense from the required repayment of the Company’s Crimson Credit Facility.
(c) Adjustment reflects the estimated decrease to interest expense from the required repayment of the Company’s Crimson Credit Facility.
Adjustments to Unaudited Pro Forma Adjusted EBITDA for the Nine Months Ended September 30, 2023
(a) Adjustment reflects the removal of revenues and expenses and the related net loss from the Company’s operations associated with the Divestiture from the Company’s consolidated operations.
(b) Adjustment reflects the estimated decrease to interest expense from the required repayment of the Company’s Crimson Credit Facility.